Exhibit 99.1
Serve Robotics Announces Fourth Quarter and Full Year 2024 Results
•Full year revenue of $1.8 million, an increase of 773% year-over-year
•Continued geographic expansion in Los Angeles, successful launch in Miami, and planning entry into Dallas and Atlanta metros
•Reach increased to over 1,000 restaurants, a 3x increase year-over-year, and to over 300,000 households, a 2x increase year-over-year
•Ending 2024 cash of $123 million, no debt; an additional $91m raised in January 2025, bringing the total financing to $259 million since January 2024
SAN FRANCISCO, March 6, 2025 — Serve Robotics Inc. (the “Company” or “Serve”) (Nasdaq: SERV), a leading autonomous sidewalk delivery company, today announced financial results for the fourth quarter and full year 2024 ended December 31, 2024.
"2024 was a transformational year for Serve. We doubled the delivery capacity of our existing fleet, completed the design of a new generation of more capable and cost-efficient robots, began scale manufacturing in partnership with Magna, expanded our delivery partnerships, and made significant strides in executing our expansion plans," said Dr. Ali Kashani, Serve's Co-founder and CEO. "We entered the year with an ambitious plan, and made significant progress in realizing it. We believe we are well-positioned for continued growth and on track to deploy 2,000 robots across the U.S. by year-end."
Business Highlights
•Delivery Volume: Doubled delivery capacity and volume of existing robot fleet through improved geographic reach and operational efficiencies.
•Geographic Expansion: Significantly expanded operational footprint in 2024, with Los Angeles service launched in Downtown LA, Sawtelle and Westwood areas, and Dallas Fort Worth market entry announced. Post year-end, delivery service launched in first expansion market, Miami; Los Angeles operations expanded into Glendale and Long Beach; and on track for entry into the Dallas Fort-Worth and Atlanta markets by the end of Q2 2025.
•Hardware Development: Completed design of third-generation robot with significantly enhanced capabilities—including ability to move roughly twice as fast, travel twice as far, and deploy 5x more AI computing power—at approximately 50% of prior manufacturing cost. Post year-end, a further 30% reduction in manufacturing costs achieved, making future third generation robots cost 65% less compared to previous generation.
•Scale Manufacturing: Entered into production with Magna International Inc., one of the world's largest automotive suppliers. First 75 new third-generation robots successfully delivered in December 2024, ahead of schedule.
•Partnership Additions: Reach expanded to more than 1,000 restaurants and 300,000 households. Began offering robotic delivery for national restaurant chain Shake Shack Inc. and entered partnership with on-demand drone delivery provider, Wing Aviation, to offer multi-modal delivery to customers up to 6 miles away.
•Operational Performance: Daily supply hours grew to 455 in the fourth quarter of 2024 with a 94% annual increase year-over-year. The Company also achieved a 81% increase in daily active robots year-over-year.

Fourth Quarter and Full Year Financial Highlights
•Revenue: Reached $1.8 million in 2024, with Q4 contributing $176,000. This represents 773% growth year-over-year, demonstrating the increasing adoption of our technology and services.
•Balance Sheet: Strong liquidity position achieved following $167 million of financing completed in 2024. Year ended with a robust cash position of $123 million and no outstanding debt obligations. Post year-end, a further $80 million raised via a registered direct offering.
•Outstanding Shares: 51.3 million shares of common stock outstanding as of December 31, 2024. Approximately 57 million shares outstanding as of March 6, 2025.

Quarterly Conference Call
Company management will host a conference call and webcast today at 2:00 p.m. PT / 5:00 p.m. ET to discuss the financial results and provide a corporate update. A live webcast and replay can be accessed from the investor relations page of Serve Robotics’ website at investors.serverobotics.com.

Individuals interested in listening to the conference call may do so by dialing 646-307-1963 and referencing conference ID 4699268.
About Serve

Serve develops advanced, AI-powered, low-emissions sidewalk delivery robots that endeavor to make delivery sustainable and economical. Spun off from Uber in 2021 as an independent company, Serve has completed tens of thousands of deliveries for enterprise partners such as Uber Eats and 7-Eleven. Serve has scalable multi-year contracts, including a signed agreement to deploy up to 2,000 delivery robots on the Uber Eats platform across multiple U.S. markets.

For further information about Serve (Nasdaq: SERV), please visit www.serverobotics.com or follow us on social media via X (Twitter), Instagram, or LinkedIn @serverobotics.

Supplemental Financial Information
The key metrics and financial tables outlined below are metrics that provide management with additional understanding of the drivers of business performance and the Company’s ability to deliver stockholder return. Investors should not place undue reliance on these metrics as indicators of future or expected results. The Company’s presentation of these metrics may differ from similarly titled metrics presented by other companies and therefore comparability may be limited.

Table 1
Key Metrics
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023

Daily Active Robots (1)	57	59	34	52	29
Daily Supply Hours (2)	455	465	260	399	206
(1)Daily Active Robots: The Company defines daily active robots as the average number of robots performing daily deliveries during the period.
(2)Daily Supply Hours: The Company defines daily supply hours as the average number of hours the Company’s robots are ready to accept offers and perform daily deliveries during the period.

Table 2
Disaggregation of Revenue
(unaudited)

	Three Months Ended			Year Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023

Software services	$—	$38,767	$—	$1,185,903	$—
Delivery services	92,592	112,288	34,678	332,180	146,462
Branding fees	83,250	70,500	—	294,400	45,250
Other revenue	—	—	8,041	—	15,833
	$175,842	$221,555	$42,719	$1,812,483	$207,545

Forward Looking Statements

This Serve Robotics Inc. (the “Company”) investor presentation contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when we or our management are discussing our beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “may,” “could,” “should,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance, but represent management’s belief at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside of our control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements include, without limitation, statements regarding the Company’s partnership with Magna, timing of the Company’s robot deployment, the Company’s ability to expand to additional markets, capabilities of the Company’s robots, outcomes of planned acquisitions, and the Company’s timing and ability to scale to commercial production.

The forward-looking statements contained in this investor presentation are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations'' in our Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s subsequent SEC filings. The Company can give no assurance that the plans, intentions, expectations or strategies as reflected in or suggested by those forward-looking statements will be attained or achieved. The forward-looking statements in this presentation are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation.

Non-GAAP Measures of Financial Performance

To supplement the company’s financial statements, which are presented on the basis of U.S. generally accepted accounting principles (GAAP), the following non-GAAP measures of financial performance are included in this release: non-GAAP cost of sales, non-GAAP general and administrative expense, non-GAAP research and development expense, non-GAAP operations expense, non-GAAP sales and marketing expense, non-GAAP operating expense, adjusted EBITDA, non-GAAP net loss and non-GAAP earnings per share.

The company believes that providing this non-GAAP information in addition to the GAAP financial information allows investors to view the financial results in the way the company views its operating results. The company also believes that providing this information allows investors to not only better understand the company's financial performance, but also, better evaluate the information used by management to evaluate and measure such performance.

As such, the company believes that disclosing non-GAAP financial measures to the readers of its financial statements provides the reader with useful supplemental information that allows for greater transparency in the review of the company’s financial and operational performance. The company defines its non-GAAP measures by excluding stock-based compensation.

Reconciliations of GAAP to these adjusted non-GAAP financial measures are included in the tables presented. When analyzing the company's operating results, investors should not consider non-GAAP measures as substitutes for the comparable financial measures prepared in accordance with GAAP.

To the extent that the company presents any forward-looking non-GAAP financial measures, the company does not present a quantitative reconciliation of such measures to the most directly comparable GAAP financial measure (or otherwise present such forward-looking GAAP measures) because it is impractical to do so.

Contacts

Media
Aduke Thelwell
Head of Communications & Investor Relations
Serve Robotics
aduke.thelwell@serverobotics.com
347-464-8510

Investor Relations
investor.relations@serverobotics.com

Table 3
Serve Robotics Inc.
Condensed Consolidated Balance Sheets
(unaudited)

	December 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$123,266,437	$6,756
Accounts receivable	86,805	2,955
Inventory	309,711	774,349
Prepaid expenses	1,396,874	676,969
Other Receivables	191,643	—
Total current assets	125,251,470	1,461,029
Property and equipment, net	11,963,461	48,422
Operating lease right-of-use assets	1,807,705	782,439
Security Deposits	578,237	512,659
Total assets	$139,600,873	$2,804,549

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$4,901,665	$2,050,605
Accrued liabilities	654,466	255,849
Deferred revenue	20,097	—
Note payable, current	—	1,000,000
Note payable - related party	—	70,000
Operating lease liabilities, current	666,136	496,963
Financing lease liabilities, current	564,383	2,363,807
Total current liabilities	6,806,747	6,237,224
Note payable, net of current portion	—	230,933
Restricted stock award liability	—	158,617
Operating lease liabilities, non-current	1,113,212	211,181
Total liabilities	7,919,959	6,837,955

Stockholders’ equity (deficit):
Common stock, 0.0001 par value; 300,000,000 shares authorized, 51,396,574 and 24,832,814 shares issued and 51,288,566 and 24,508,795 shares outstanding as of December 31, 2024 and 2023, respectively	5,127	2,450
Additional paid-in capital	239,201,220	64,468,141
Subscription receivable	—	(169,616)
Accumulated deficit	(107,525,433)	(68,334,381)
Total stockholders’ equity (deficit)	131,680,914	(4,033,406)
Total liabilities and stockholders’ equity (deficit)	$139,600,873	$2,804,549

Table 4
Serve Robotics Inc.
Condensed Consolidated Statement of Operations
(unaudited)

	Three Months Ended			Year Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023

Revenues	$175,842	$221,555	$42,719	$1,812,483	$207,545
Cost of revenues	831,884	377,304	399,097	1,887,639	1,730,262
Gross loss	(656,042)	(155,749)	(356,378)	(75,156)	(1,522,717)

General and administrative	5,231,433	1,980,087	1,203,550	10,092,911	4,618,499
Operations	959,244	917,350	892,527	3,288,779	2,564,930
Research and development	6,820,691	5,007,985	2,775,812	24,255,023	9,947,258
Sales and marketing	(90,675)	383,902	123,694	577,075	605,205
Impairment of long-lived assets	—	—	1,468,995	—	1,468,995
Total operating expenses	12,920,693	8,289,324	6,464,578	38,213,788	19,204,887

Loss from operations	(13,576,735)	(8,445,073)	(6,820,956)	(38,288,944)	(20,727,604)

Other income (expense), net:
Interest income (expense), net	457,240	448,854	(242,430)	(680,548)	(2,264,426)
Change in fair value of derivative liability	—	—	—	(221,560)	(149,000)
Change in fair value of simple agreements for future equity	—	—	—	—	(1,672,706)
Total other income (expense), net	457,240	448,854	(242,430)	(902,108)	(4,086,132)

Provision for income taxes	—	—	—	—	—
Net loss	$(13,119,495)	$(7,996,219)	$(7,063,386)	$(39,191,052)	$(24,813,736)

Weighted average common shares outstanding - basic and diluted	36,658,834	40,586,781	14,204,078	36,658,834	14,204,078
Net loss per common share - basic and diluted	$(0.36)	$(0.20)	$(0.50)	$(1.07)	$(1.75)

Table 5
Serve Robotics Inc.
Condensed Consolidated Statement of Cash Flows
(unaudited)

	Twelve Months Ended December 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(39,191,052)	$(24,813,736)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	309,712	1,863,924
Stock-based compensation	14,554,926	544,375
Amortization of debt discount	1,677,942	1,811,798
Change in fair value of derivative liability	221,560	149,000
Change in fair value of simple agreements for future equity	-	1,672,706
Impairment of long-lived assets	-	1,468,995
Interest on recourse loan	-	(3,897)

Changes in operating assets and liabilities:	-	-
Accounts receivable	(83,850)	20,742
Inventory	464,638	(156,087)
Prepaid expenses	(719,905)	(595,630)
Other receivables	(191,643)	-
Accounts payable	872,251	1,888,568
Accrued liabilities	477,157	228,020
Deferred revenue	20,097	-
Operating lease liabilities, net	45,938	(49,656)
Net cash used in operating activities	(21,542,229)	(15,970,878)
Cash flows from investing activities:
Purchase of property and equipment	(10,252,409)	(4,914)
Security deposits	(65,578)	-
Net cash used in investing activities	(10,317,987)	(4,914)
Cash flows from financing activities:
Proceeds from issuance of common stock pursuant to public offering, net of offering costs	35,849,136	-
Proceeds from issuance of prefunded warrants to purchase common stock in connection with private placement, net of issuance costs	17,115,963	-
Proceeds from issuance of common stock under the Sales Agreement and Equity Distribution Agreement, net of offering costs	77,595,993	-
Proceeds from exercise of warrants	22,448,841	-
Proceeds from convertible notes payable, net of offering costs	4,844,625	2,798,410
Proceeds from exercise of options	367,297	-
Proceeds from note payable	-	750,000
Repayments of note payable	(1,250,000)	(1,750,000)
Proceeds from note payable, related party	-	519,000
Repayments of notes payable, related party	(70,000)	(449,000)
Issuance of restricted common stock, net of repurchases	-	(3)
Issuance of common stock pursuant to Merger and private placement, net of offering cost	-	10,444,987
Proceeds from simple agreement for future equity	-	2,666,953
Repayment of financing lease liability	(1,781,958)	(1,713,518)
Net cash provided by financing activities	155,119,897	13,266,829
Net change in cash and cash equivalents	123,259,681	(2,708,963)
Cash and cash equivalents at beginning of year	6,756	2,715,719
Cash and cash equivalents at end of year	123,266,437	6,756

Table 6
Reconciliation of GAAP Net Losses to Adjusted EBITDA
(unaudited)

	Three Months Ended			Year Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net loss on GAAP basis	(13,119,495)	(7,996,219)	(7,063,386)	(39,191,052)	(24,813,736)
Interest (income) expense, net	(457,240)	(448,854)	242,430	680,548	2,264,426
Depreciation	273,152	9,060	467,005	309,712	1,863,924
Stock-based compensation	4,624,446	2,195,011	240,118	14,554,926	544,375
Adjusted EBITDA	(8,679,137)	(6,241,002)	(6,113,833)	(23,645,866)	(20,141,011)

Table 7
Reconciliation of GAAP Measures to Non-GAAP Measures
(unaudited)

	Three Months Ended			Year Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023

GAAP cost of sales	$831,884	$377,304	$399,097	$1,887,639	$1,730,262
Stock-based compensation	—	—	—	—	—
Non-GAAP cost of sales	831,884	377,304	399,097	1,887,639	1,730,262

GAAP general & administrative expense	$5,231,433	$1,980,087	$1,203,550	$10,092,911	$4,618,499
Stock-based compensation	2,217,477	386,280	25,763	2,833,862	59,002
Non-GAAP general and administrative expense	3,013,956	1,593,807	1,177,787	7,259,049	4,559,497

GAAP operations expense	$959,244	$917,350	$892,527	$3,288,779	$2,564,930
Stock-based compensation	(45,153)	47,066	21,237	146,152	49,139
Non-GAAP operations expense	1,004,397	870,284	871,290	3,142,627	2,515,791

GAAP research and development expense	$6,820,691	$5,007,985	$2,775,812	$24,255,023	$9,947,258
Stock-based compensation	2,445,589	1,740,948	184,656	11,491,617	416,838
Non-GAAP research and development expense	4,375,102	3,267,037	2,591,156	12,763,406	9,530,420

GAAP sales and marketing expense	$(90,675)	$383,902	$123,694	$577,075	$605,205
Stock-based compensation	6,533	20,718	8,463	83,296	19,396
Non-GAAP sales and marketing expense	(97,208)	363,184	115,231	493,779	585,809

GAAP operating expense	$12,920,693	$8,289,324	$6,464,578	$38,213,788	$19,204,887
Stock-based compensation	4,624,446	2,195,011	240,119	14,554,926	544,375
Non-GAAP operating expenses	8,296,247	6,094,313	6,224,459	23,658,862	18,660,512

GAAP net loss	$(13,119,495)	$(7,996,219)	$(7,063,386)	$(39,191,052)	$(24,813,736)
Stock-based compensation	4,624,446	2,195,011	240,119	14,554,926	544,375
Non-GAAP net loss	(8,495,049)	(5,801,208)	(6,823,267)	(24,636,126)	(24,269,361)

Weighted average common shares outstanding - basic and diluted	36,658,834	33,267,589	14,204,078	36,658,834	14,204,078
GAAP basic and diluted net loss per Common share	$(0.36)	$(0.20)	$(0.50)	$(1.07)	$(1.75)
Non-GAAP basic and diluted net loss per Common share	$(0.23)	$(0.17)	$(0.48)	$(0.67)	$(1.71)